Exhibit 10.2

Record No.		59
General Depository Vol.		129
	No.	1
		[coat-of-arms] Republic and Canton of NEUCHÂTEL (Switzerland)
		NOTARIAL DOCUMENT
Free Copy

SALE OF REAL ESTATE
on 19 March 2008

IN THE YEAR TWO THOUSAND EIGHT ON THE NINETEENTH OF MARCH, the following persons appeared before me, Fritz Stahl, public notary in Neuchâtel/NE (Switzerland):
Party of the first part:
Isolagen International SA (Isolagen International AG) (Isolagen International Inc.), a corporation with its registered office in Bevaix/NE, contracting through the individual signature of Mr. Pierre Comte, sole director (CH-645-4096346-0) FOSC [Feuille Officielle Suisse du Commerce = Swiss Official Business Sheet] dated 11 December 2006, page 11),
Hereinafter: the Seller,
And party of the second part:
Dernier Batz SA, a corporation with its registered office in Neuchâtel/NE , c/o The Swatch Group Immeubles SA, contracting through the signatures of both Mr. Hanspeter Rentsch and Mr. Edgar Geiser, respectively CEO and director (CH-645-1002597-4) (FOSC dated 21 November 2006, page 9), here represented by Urs Guler, Esq., attorney, born on 11 February 1949, a native of Davos/GR [Grisons], Klosters-Serneus/GR and Zurich/ZH, residing in Bienne/BE [Berne], holding a privately issued power of attorney dated 13 March 2008, which document is attached to the present document,
Hereinafter: the Buyer.
I. RECITALS
The Seller is the owner of the building designated as follows, according to an extract from the Property Registry of the Littoral and Val-de-Travers arrondissement, dated 22 February 2008, which document is attached to the present document:
[Bottom right of each page: stamped seal of the public notary Fritz Stahl, with coat-of-arms]

page two
Bevaix Land Registry
PROPERTY SEVEN THOUSAND SIX HUNDRED FORTY-NINE (7649), plan folio 110, Neverin, twenty one thousand six hundred sixty-four square meters (21,664 m2).
Subdivisions:
Garden 7,496 m2
Highway, road 1,943 m2
Access, open area 8,003 m2
Factory, office, structure no. 52, Chemin des Chapons des Prés 13 2,232 m2
Factory, office, structure no. 28, Chemin des Chapons des Prés 11 1,382 m2
Restaurant, structure no. 32, Chemin des Chapons des Prés 240 m2
Industrial and craft building, structure no. 40 98 m2
Garage, structure no. 36, Chemin des Chapons des Prés 89 m2
Warehouse, structure no. 38, Chemin des Chapons des Prés 87 m2
Industrial and craft building, structure no. 391, Chemin des Chapons des Prés 68 m2
Garage, structure no. 34, Chemin des Chapons des Prés 14 m2
Transformer, structure no. 39, Chemin des Chapons des Prés 12 m2
Provenance: 7500
Transfer no. 860, 17 May 2004. Req. 860
Owner:
Corporation
ISOLAGEN INTERNATIONAL SA (corporation), registered office at NEUCHÂTEL, 2000 Neuchâtel, Rue de
Saint-Nicolas 9A.
How acquired:
Purchase. 05 April 2005 Req. 690
Comment: None.
Annotations:

1855	Purchase (partial). Deadline: 30 July 2011 for the benefit of the STATE OF NEUCHÂTEL, Bridges and Roads Department, NEUCHÂTEL. 12 Nov 2001.
Req. 2012.
1892	Lease (building: Chapons des Prés 11). Deadline: 31 Dec 2010 for the benefit of INTERSEMA SENSORIC SA, BEVAIX, registered office in BEVAIX. 26 June 2002.
Req. 1140, 13 Apr 2005 Req. 690.
Easements and charges on the land/liens:
423	Path for drain, for the benefit of the COMMUNE OF BEVAIX, BEVAIX. 16 Oct 1968. Req. 573.

Record No.	59
General Depository Vol.	129
No.	1
[coat-of-arms] Republic and Canton of NEUCHÂTEL (Switzerland)
NOTARIAL DOCUMENT

Second sheet	page three

436	Path for waste water lines, for the benefit of the COMMUNE OF BEVAIX, BEVAIX. 16 Oct 1968. Req. 573.
448	Path for water main, for the benefit of the COMMUNE OF BEVAIX, BEVAIX. 16 Oct 1968. Req. 573.
454	Path for water main, FD: 7324. 16 Oct 1968. Req. 573.
2243.2	Path for underground electric line, for the benefit of Groupe E SA, registered Fribourg, Fribourg. 04 June 1976. Req. 468, 03 May 2006. Req. 970.
6978	Roadway for foot traffic and all vehicles. FD: 7174, 27 July 1994. Req. 677.
Mortgages:
Rank 1 (Parity).
2,000,000.00 Swiss francs.-
Two, zero, zero, zero, zero, zero, zero, 00/100 Swiss francs.
Bearer promissory note No. 47.1969.
Pledger: ISOLAGEN INTERNATIONAL SA, registered office in NEUCHÂTEL, Neuchâtel.
Maximum interest rate 6.00%.
14 Mar 1969. Req. G253.
Rank 1 (Parity).
12,700,000.00 Swiss francs.
One, two, seven, zero, zero, zero, zero, zero, 00/100 Swiss francs.
Bearer promissory note No. 279,1988.
Pledger: ISOLAGEN INTERNATIONAL SA, registered office in NEUCHÂTEL, Neuchâtel.
Maximum interest rate 7.50%.
1 Sept 1988. Req. G1719.
II. UPDATE OF PROPERTY REGISTER
ISOLAGEN INTERNATIONAL SA henceforth has its registered office in Bevaix, chemin des Chapon-de-Prés 13, and no longer in Neuchâtel, rue de Saint-Nicolas 9A (FOSC dated 18 Nov 2005, page 9/3110092).
[Bottom right of each page: stamped seal of the public notary Fritz Stahl, with coat-of-arms]

page four
Land Registry Estimate
The Land Registry estimate for property 7649 in the Bevaix Land Registry is 7,678,000.00 Swiss francs (on 13 Apr 2005).
Under Article 209 LCDir, the tax authority each year reviews the Land Registry estimate for buildings that have changed value as a result of new construction, renovation, demolition, or having a value that is more than 20 % of the Land Registry estimate.
Fire Insurance
The buildings on property 7649 in the Bevaix Land Registry are insured against fire for:

•	11,198,250	Swiss francs, in policy no. 61,942,

•	8,230,000	Swiss francs, in policy no. 61,943,

•	150,000	Swiss francs, in policy no. 61,944,

•	55,000	Swiss francs, in policy no. 61,945,

•	21,000	Swiss francs, in policy no. 61,948,

•	350,000	Swiss francs, in policy no. 61,946,

According to a consultation with the website of ECAP, dated 17 March 2008: _______________
•	No overdue premium that might legally be mortgaged in the meaning of Article 56 of the Preservation and Insurance of Buildings Act is pending.
III. PROPERTY SALE
Isolagen International SA, contracting as mentioned above, states that it sells to Dernier Batz SA, which, represented as mentioned above, states that it accepts and wishes to buy property 7649 in the Bevaix Property Registry, completely described hereinabove.
Sale Price
By mutual agreement, the parties set the sale price for property 7649 in the Bevaix Property Registry at 6,500,000 Swiss francs (six million five hundred [sic] Swiss francs).
Payment of the sale price is by bank transfers to the Seller’s account at UBS SA in Neuchâtel (IBAN: CH 20 0029 0290 5255 0801 C), in the amount of 5,850,000.00 Swiss francs; 10 % of the price, that is 650,000.00 Swiss francs is consigned under LCDir 247 to the undersigned public notary.

Record No.	59
General Depository Vol.	129
No.	1
	[coat-of-arms] Republic and Canton of NEUCHÂTEL (Switzerland)
	NOTARIAL DOCUMENT

	Third sheet	page five

Both bank transfers shall be made immediately.

Terms of sale
1.
The property sold here is transferred in its present condition, well known to the Buyer, with all dependencies on the property, in accordance with the law and the instructions from the Property Registry, to which the parties refer.

The Seller is responsible for removing the old ASCOM SA fixtures from factory no. 52. All electrical and heating connections have been removed.

However, the following fixtures have been kept:
•	Gas heating installations (2 burners)

•	Air compressor installations

•	560 KVA diesel backup generator

•	Self-contained ventilation units and compressor units

It is imperative that these fixtures be inspected before they are put back into service. Especially the heating and compressed air installations need to be inspected by the appropriate agencies before they are put back into service to avoid any risk of explosion. Ad hoc documentation has been delivered to the Buyer.

2.	It is expressly stated that no guarantee is made against any apparent or hidden defects at the site being sold or in its structures and fixtures (Article 197 ff. and 219 CO).

However, the undersigned public notary has informed the parties that the present clause of exclusion from guarantee does not apply in the following two cases:
[Bottom right of each page: stamped seal of the public notary Fritz Stahl, with coat-of-arms]

page six
•	If the Seller has fraudulently hidden the defects (Article 199 CO) and

•
If the defect is completely outside of what the Buyer should reasonably expect as to its nature and size, to the point that it seriously compromises the financial purpose of the contract (ATF 130 III 686, JT 2005 I 247).

The Buyer knows that the buildings on the site require a certain amount of work to be put back in good condition. In particular, factory no. 28, occupied by INTERSEMA SENSORIC SA, has leaks and insulation problems at the windows and in the walls (for example, leaks on the south facades and deformed windows). The Buyer is informed that ISOLAGEN has made available to INTERSEMA an additional cooling unit with power equivalent to the unit installed in factory no. 28, located outside the factory and serving the back- up generator and support unit to meet the increased power demand for cooling during critical periods. Ownership of this equipment is also transferred to the Buyer.

The roof of the building for factory no. 52 also has leaks that need to be attended to relatively soon, at the expense of the Buyer. The Buyer knows that all electrical and heating connections have been removed.

3.	The Buyer has been informed by the undersigned public notary of the contents of Article 54 of the LF [= federal act] on insurance policies.

4.	Taking material possession and the transfer of profits and risks take place on 31 March 2008 (thirty-one March, two thousand eight).

The property transfer takes place at the time of signing this document at the Property Registry Office within the legal deadline of ten days.

5.	A buyer-seller price adjustment (also including the rent and the insurance premiums and utility costs) will be drawn up by the Seller on 31 March 2008.

6.	A set of keys is given to the Buyer on this date.

7.	The fees for this document, in particular the authorizations, the public notary’s fee and the Property Registry’s fees, are divided in half between the parties.

Record No.		59
General Depository Vol.		129
	No.	1
		[coat-of-arms] Republic and Canton of NEUCHÂTEL (Switzerland)
		NOTARIAL DOCUMENT

		Fourth sheet	page seven

8.
The buyer is taking over the existing lease with INTERSEMA SENSORIC SA and the Agreement dated 28 January 2005 between ISOLAGEN and INTERSEMA. These two documents have been delivered to the Buyer, which states that it is aware of same and is taking the place of the Seller.

9.	The Buyer is taking over the maintenance contract:

– Of the burners, with SIXMADUN AG.
The contract has been delivered to the Buyer.
10.	The LCDir 247 consignation is in the hands of the undersigned public notary. The public notary has given adequate explanations in this regard.
11.
The State of Neuchâtel’s right to purchase, annotated under no. 1855, subsists without modification. The indemnification payment already made to the Seller remains the Seller’s property. Indemnification payments yet to be received are the Buyer’s property.

An area of 525 m2 resulting from the construction of the N5 [a highway] will subsequently be transferred to the State of Neuchâtel. The new property will be recorded under no. 7656, with a surface area of 21,139 m2. All expenses for updating will be paid by the State of Neuchâtel.

The undersigned public notary will write to the State of Neuchâtel so the Property Register can be updated as soon as possible.
12.	The indemnification payment still to be received from E-Group (826 Swiss francs) remains the Seller’s property.
IV. TAKE-OVER OF MORTGAGES
The Buyer, with no compensation due to the Seller, is taking over mortgage certificates nos. 47.1969 and 279.1988.
[Bottom right of each page: stamped seal of the public notary Fritz Stahl, with coat-of-arms]

page eight
It is specifically stated that the mortgage certificates are being taken over free of any third party rights, that they do not cover any debt currently unpaid, and that the Buyer strictly will not assume any debt or other obligation deriving from taking over the mortgages.
The undersigned public notary has delivered the two certificates to Urs Guler, Esq. on this day. His signature is equivalent to a receipt therefor.
V. LFAIE
This purchase is not subject to approval under the LFAIE, Article 2, section 2 (industrial area).
Furthermore, the purchaser is a company that is totally integrated in the Swatch Group, meaning that it is an entity that is clearly not subject to approval in the meaning of the LFAIE.
VI. COMMERCE REGISTRY / POWERS
The recording of the parties in the Commerce Registry of the canton of Neuchâtel and the powers-of-attorney of their representatives have been justified to the satisfaction of the law.
THE FOLLOWING CONSTITUTES LEGAL PUBLICATION OF THE FOREGOING:
Thus drawn up and signed in Neuchâtel, written on four single fair copy sheets, making eight full pages in all, read to the representatives of the parties, who declare that it indeed expresses the will of the companies, after which they signed the document with me, public notary, on the day, month and year indicated above.
The document was read and signed without interruption in the presence of the representatives of the parties and of the undersigned public notary.

(Pierre Comte)	(Urs Guler)

(Fritz Stahl)
[This page bears 2 public notary stamp.]

Record No.		59
General Depository Vol.		129
	No.	1
		[coat-of-arms] Republic and Canton of NEUCHÂTEL (Switzerland)
		NOTARIAL DOCUMENT

Documents Delivered
1.	Request for recording in the Property Registry of the arrondissement of Littoral and Val-de-Travers, dated 19 March 2008

2.	Reports to the Tax Office on real estate gains and authorizations, dated 19 March 2008.

3.	Documents drawn up and issued on 19 March 2008 and delivered:
–	To the Property Registry of the arrondissement of Littoral and Val-de-Travers, in Neuchâtel/NE

–	To Isolagen International SA (Isolagen International AG) (Isolagen International Inc.), corporation with its headquarters in Bevaix/NE, and

–	To Dernier Batz SA, corporation with its headquarters in Neuchâtel/NE
Neuchâtel, 19 March 2008